NORTH AMERICA’S LEADING BUILDING MATERIALS DISTRIBUTOR RESIDENTIAL COMMERCIAL INTERIOR SOLAR 2018 FOURTH QUARTER EARNINGS CALL

Forward Looking Statements / Non-GAAP Measures This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's latest Form 10-K. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with Generally Accepted Accounting Principles (“GAAP"). The Company utilizes non-GAAP financial measures to analyze and report operating results that are unaffected by differences in capital structures, capital investment cycles, and varying ages of related assets. Although the Company believes these measures provide a useful representation of performance, non-GAAP financial measures should not be considered in isolation or as a substitute for any items calculated in accordance with GAAP. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure can be found in the Appendix to this presentation as well as Company’s latest Form 8-K, filed with the SEC on November 19, 2018. www.becn.com

Conference Call Agenda www.becn.com Strategy UpdatePaul Isabella, President & CEO Q4 Results and OutlookJoseph Nowicki, CFO Q&A Closing remarks Paul Isabella, President & CEO

Beacon Overview www.becn.com One of the largest building materials distributors in North America 549 branches¹ across all 50 states and 6 Canadian provinces and ~8,300 employees 2nd largest roofing products distributor 4th largest distributor of interior building products Pro forma annual net sales of approximately $7B Multiple avenues for growth Expansion of same-branch growth initiatives New branch openings across product platforms Diverse acquisition strategy in terms of size, geographies and product niche Favorable end-markets support continued cyclical recovery High percentage of sales (70-75%) from more consistent repair & remodel market History of success IPO September 2004 with 66 branches, ~1,200 employees, $653M sales and ~$50M EBITDA Despite cyclical headwinds, Beacon has grown each metric greater than 7x on pro forma basis Sales CAGR of ~20%, inclusive of pro forma Allied revenue. ¹ Branch count as of 09/30/18

Fueling Growth Initiatives www.becn.com Investments for our customers Leading e-commerce solutions Use technology to help our customers win Expand Product Depth and Breadth Cross-selling across our platforms Building out private label lines Expansion of complementary products Support Non-Traditional Customers National accounts Dealers Choice platform Solar installation contractors Invest in Our People Specialized recruiting programs Partnerships: Military & National Women in Roofing Progressive talent development

Allied Acquisition: Significant Progress

Beacon

At Acquisition

- ✓ Enhances footprint and improves scale, positioning the combined company among industry leaders with 549 branches and pro forma[1] annual net sales of approximately $7B, of which over 70% is repair & remodel
- ✓ Roofing remains the company's core focus driving ~70% of the pro forma sales
- ✓ Creates a powerful and diverse building materials distribution platform with multiple avenues for growth
- ✓ Entry into adjacent interior products, a business structured similarly to roofing
- ✓ Projected $110M in annual run-rate synergies, creating significant shareholder value
- ✓ Strengthens ability to capitalize on the recovery in the housing and construction markets

Integration Update

Synergy Realization Tracking Ahead of Schedule

- ~$25M in cost savings realized in Q4 for a total of ~$50M since transaction close

Total Synergy Opportunity Larger than Originally Expected

- Management revised total synergy guidance up to $120M to be realized over 2 years from transaction close

Network Rationalization Currently Underway

- Have combined > 40 total branches to date; regional service area (RSA) operating model in process

Best Practices Implementation On-Going

- People, systems and product enhancements across the entire network

[1] LTM 6/30/2017

6

www.becn.com

Fourth Quarter 2018 Highlights www.becn.com Record Q4 net sales of $1.9B; > 50% growth year-over-year Gross margins up 40 bps vs. prior year Positive price-cost realization for second consecutive quarter Fourth quarter net income of $48.3M ($84.1M Adjusted) Record Q4 Adjusted EBITDA1 of $178.3M vs. $132.6M in the prior year Integration of Allied progressing ahead of schedule; ~$50M in realized synergies for 2018 1 See Appendix for reconciliation

Q4 Financial Highlights Sales Growth Operating Costs Gross Margin Adj. EBITDA 50.1% Overall Growth / (5.6%) Existing Markets Complementary organic revenue grew ~3% 24.4% 24.8% 25.4% 25.0% Positive price cost relationship across all product lines Margin expanded 40bps. vs. the prior year Product mix drove lower existing market GM in the quarter $25M of opex synergies from Allied YTD ($M) Adjusted EBITDA* grew over 34% in the quarter 9.2% of Net Sales 10.3% of Net Sales * See Appendix for reconciliation www.becn.com ($M) ($M) ($M)

Net debt = $2.6B / Net Debt Leverage1 @ 4.2x…reduction of 0.5x from Q3 Strong performance on all elements of working capital in quarter Capital expenditures = ~$45M or < 70bps of net sales for FY18 representing solid improvement over traditional 100-110 bps of net sales Generated $493M of free cash flow2 for fiscal 2018 Working capital decreased ~22% from Q3 Executed on plans to reduce inventory by end of fiscal year (traditional seasonality) Key Balance Sheet Metrics – Q4 23.2% 1 See Appendix for reconciliation; 2 Free cash flow for the fiscal year ended September 30, 2018 of $493.4M equaled net cash provided by operating activities of $539.4M less purchases of property and equipment of $46.0M Net Debt CapEx Working Capital www.becn.com

1 See Appendix for definitions 2019 Net Sales $7.0 - $7.35B Adjusted EBITDA1 $540 - $610M Adjusted EPS1 $2.90 - $3.35 www.becn.com Net Sales ($B) Adjusted EBITDA Adjusted EPS ($M) ~12% growth ~19% growth ~16% growth Fiscal 2019 Outlook Summary

Solid long-term outlook in highly attractive market with steady repair & remodel Positive price-cost realization Second consecutive quarter Price discipline in the industry despite softer near-term demand environment Remain focused on organic growth with several growth initiatives Investments in our people Technology investments Expanded product breadth and depth New customers and markets Continuation of successful Allied integration and the two additional acquisitions this year Commitment to de-leveraging…strong free cash flow generation www.becn.com Summary

www.becn.com Appendix

Reconciliation: Adjusted Net Income & Adjusted EPS (QTD) We define Adjusted Net Income (Loss) as net income that excludes non-recurring acquisition costs, the amortization of intangibles, business restructuring costs, and the non-recurring effects of tax reform. Adjusted net income (loss) per share (“Adjusted EPS”) is calculated by dividing the Adjusted Net Income (Loss) for the period by the weighted-average diluted shares outstanding for the period after assuming the full conversion of the participating Preferred Stock. Adjusted EPS is calculated using the diluted weighted-average common stock outstanding totals for each respective period after assuming the full conversion of the participating Preferred Stock. The weighted-average share count utilized in the 2018 calculation of Adjusted EPS is 78,737,487. This amount is the 69,042,868 diluted weighted-average shares outstanding plus the assumed conversion of 9,694,619 weighted-average shares of participating Preferred Stock, which were excluded from the GAAP net income (loss) per share calculation for the period due to their anti-dilutive nature. The weighted-average share count utilized in the 2017 calculation of Adjusted EPS is 61,880,280. We believe these non-GAAP measures are useful because they allow investors to better understand year-over-year changes in underlying operating performance. We believe that these non-GAAP measures provide investors and analysts with a measure of operating results unaffected by differences in capital structures and capital investment cycles among otherwise comparable companies. Further, we believe these measures are useful to investors because they improve comparability of results of operations since they eliminate the impact of purchase accounting adjustments that can render operating results non-comparable between periods. However, our calculations of these non-GAAP measures may not align with similarly titled measures reported by other companies. Although we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. You should not consider any of these measures as a substitute alongside other financial performance measures presented in accordance with GAAP. www.becn.com

www.becn.com We define Net Debt Leverage as total gross debt, less cash, divided by Combined Adjusted EBITDA for the trailing four quarters. Please note Combined Adjusted EBITDA is utilized for the calculation of our Net Debt Leverage only and is separate from Adjusted EBITDA metrics that do not include amounts from pre-acquisition periods. See slide 15 for a definition and reconciliation of Combined Adjusted EBITDA. We believe these non-GAAP measures are useful because they allow investors to better understand year-over-year changes in underlying operating performance. We believe that these non-GAAP measures provide investors and analysts with a measure of operating results unaffected by differences in capital structures and capital investment cycles among otherwise comparable companies. Further, we believe these measures are useful to investors because they improve comparability of results of operations since they eliminate the impact of purchase accounting adjustments that can render operating results non-comparable between periods. However, our calculations of these non-GAAP measures may not align with similarly titled measures reported by other companies. Although we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. You should not consider any of these measures as a substitute alongside other financial performance measures presented in accordance with GAAP. Reconciliation: Net Debt Leverage

We define Combined Adjusted EBITDA as net income of Beacon and Allied plus interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, non-recurring acquisition costs (including those prior to the January 2, 2018 acquisition), and business restructuring costs. EBITDA is a measure commonly used in the distribution industry. Acquisition costs reflect all non-recurring charges related to acquisitions (excluding the impact of tax) that are not embedded in other balances of the table. Certain portions of the total acquisition costs incurred are included in interest expense, income taxes, depreciation and amortization, and stock-based compensation.   We believe these non-GAAP measures are useful because they allow investors to better understand year-over-year changes in underlying operating performance. We believe that these non-GAAP measures provide investors and analysts with a measure of operating results unaffected by differences in capital structures and capital investment cycles among otherwise comparable companies. Further, we believe these measures are useful to investors because they improve comparability of results of operations since they eliminate the impact of purchase accounting adjustments that can render operating results non-comparable between periods. However, our calculations of these non-GAAP measures may not align with similarly titled measures reported by other companies. Although we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. You should not consider any of these measures as a substitute alongside other financial performance measures presented in accordance with GAAP. www.becn.com Reconciliation: Net Debt Leverage (Combined Adjusted EBITDA)

We define Adjusted EBITDA as net income plus interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, non-recurring acquisition costs, and business restructuring costs. EBITDA is a measure commonly used in the distribution industry. Acquisition costs reflect all non-recurring charges related to acquisitions (excluding the impact of tax) that are not embedded in other balances of the table. Certain portions of the total acquisition costs incurred are included in interest expense, income taxes, depreciation and amortization, and stock-based compensation.   We believe these non-GAAP measures are useful because they allow investors to better understand year-over-year changes in underlying operating performance. We believe that these non-GAAP measures provide investors and analysts with a measure of operating results unaffected by differences in capital structures and capital investment cycles among otherwise comparable companies. Further, we believe these measures are useful to investors because they improve comparability of results of operations since they eliminate the impact of purchase accounting adjustments that can render operating results non-comparable between periods. However, our calculations of these non-GAAP measures may not align with similarly titled measures reported by other companies. Although we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. You should not consider any of these measures as a substitute alongside other financial performance measures presented in accordance with GAAP. www.becn.com Reconciliation: Adjusted EBITDA

We define Adjusted Operating Expense as operating expense after removing the impact of acquisition costs and amortization expense. FY18 operating expense adjustments include: Acquisition costs of $9.9M and Amortization of $15.0M. FY17 operating expense adjustments include: Acquisition costs of $11.0M and Amortization of $18.5M.   We believe these non-GAAP measures are useful because they allow investors to better understand year-over-year changes in underlying operating performance. We believe that these non-GAAP measures provide investors and analysts with a measure of operating results unaffected by differences in capital structures and capital investment cycles among otherwise comparable companies. Further, we believe these measures are useful to investors because they improve comparability of results of operations since they eliminate the impact of purchase accounting adjustments that can render operating results non-comparable between periods. However, our calculations of these non-GAAP measures may not align with similarly titled measures reported by other companies. Although we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. You should not consider any of these measures as a substitute alongside other financial performance measures presented in accordance with GAAP. www.becn.com Reconciliation: Existing Markets OpEx to Adj. OpEx

www.becn.com Adjusted EBITDA 2019 Outlook Adjusted EPS 2019 Outlook 2019 Guidance Reconciliation